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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 13, 2000

                               EGGHEAD.COM, INC.
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          (Exact name of the Registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

 000-29184                                                        77-0408319
(Commission                                                     (IRS Employer
File Number)                                                 Identification No.)

                1350 Willow Road, Menlo Park, CA         94025
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            (Address of principal executive offices)   (Zip code)


                                (650) 470-2400
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                      (The Registrant's telephone number)


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         (Former name or former address, if changed since last report)
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Item 5. Other Events.

        Egghead.com, Inc. (the "Company") has been advised that S. Jerrold Kaplan, Co-Chairman of the Board, has entered into a plan for selling shares of the Company's common stock ("Sales Plan"). The Sales Plan is intended to qualify under Rule10b5-1 under the Securities Exchange Act of 1934, which specifically contemplates and establishes certain legal benefits for persons who establish such plans.

        Under the Sales Plan, beginning in January 2001, 100,000 shares of the Company's shares will be sold during the first 10 trading days in each month pursuant to Rule 144, subject to price and order limitations. The Sales Plan expires November 12, 2001 and automatically renews for successive one-year periods thereafter, unless written notice of non-renewal is provided.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Egghead.com, Inc.


Date:  January 9, 2001                  By:     /s/ John E. Labbett
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                                                John E. Labbett
                                                Executive Vice President and
                                                Chief Financial Officer